                                                                    EXHIBIT 4.1


    NUMBER                                                         SHARES

                     [DAILEY PETROLEUM SERVICES CORP. LOGO]
A


                                                              CUSIP 23380G 10 6
                        DAILEY PETROLEUM SERVICES CORP.
              Incorporated Under the Laws of the State of Delaware
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS




THIS CERTIFIES THAT
Is the owner of



  FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $.01
                 PER SHARE, OF DAILEY PETROLEUM SERVICES CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be affixed hereto.

Dated:


Countersigned and Registered:

  KeyCorp Shareholder Services, Inc.
     Transfer Agent and Registrar


                                    [SEAL]



By                                           WILLIAM D. SUTTON    JAMES F. FARR
       Authorized Officer                        Secretary          President

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common             UNIF GIFT MIN ACT -- ___________ Custodian ___________
                                                                    (Cust)               (Minor)
TEN ENT -- as tenants by the entireties                            under Uniform Gifts to Minors

JT TEN --  as joint tenants with right of
           survivorship and not as tenants
           in common                                                 Act ________________________
                                                                                  (State)
                 Additional abbreviations may also be used though not in the above list.

For value received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                           Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ----------------------------------------------

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Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated
      ---------------------------------



                                               X
                                                 ---------------------------------
NOTICE: THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY
PARTICULAR, WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE
WHATEVER.


                                               X
                                                 ---------------------------------

                                               -------------------------------------------
                                               ALL GUARANTEES MUST BE MADE BY A FINANCIAL
                                               INSTITUTION (SUCH AS A BANK OR BROKER)
                                               WHICH IS A PARTICIPANT IN THE SECURITIES
                                               TRANSFER AGENTS MEDALLION PROGRAM ("STAMP"),
                                               THE NEW YORK STOCK EXCHANGE, INC. MEDALLION
                                               SIGNATURE PROGRAM ("MSP"), OR THE STOCK
                                               EXCHANGES MEDALLION PROGRAM ("SEMP") AND
                                               MUST NOT BE DATED. GUARANTEES BY A NOTARY
                                               PUBLIC ARE NOT ACCEPTABLE
                                               -------------------------------------------


The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.